Exhibit 10.7

RECOURSE GUARANTY

This RECOURSE GUARANTY (“Guaranty”) is executed as of October 21, 2011, by TONY THOMPSON, an individual having an address at c/o TNP Strategic Retail Trust Inc., 1900 Main Street, Irvine, California (“Thompson”), and TNP STRATEGIC RETAIL TRUST INC., a Maryland corporation having an address at c/o Thompson National Properties, LLC, 1900 Main Street, Irvine, California 92614 (hereinafter, individually and collectively, “Guarantor”) for the benefit of TL DOFF III HOLDING CORPORATION, a Delaware corporation, having an address at c/o Torchlight Investors, 230 Park Avenue, New York, New York 10169 (together with its successors and/or assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Lender is the holder of that certain Promissory Note (the “Note”), dated as of the date hereof, in the original principal amount of Fifteen Million Five Hundred Forty-Three Thousand Six Hundred Ninety-Six and 00/100 (15,543,696.00), by TNP SRT Constitution Trail, LLC, a Delaware limited liability company (“Borrower”);

WHEREAS, the Note is secured by that certain Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of the date hereof, by Borrower in favor of Lender (the “Mortgage”), which mortgage constitutes a mortgage lien against the Mortgaged Property;

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Mortgage;

WHEREAS, the loan evidenced and secured by the Note, the Mortgage and the other Loan Documents is hereinafter referred to as the “Loan”;

WHEREAS, Lender would not have made the Loan to Borrower unless Guarantor executed and delivered this Guaranty to Lender; and

WHEREAS, Guarantor is the owner of a direct or indirect interest in Borrower and will directly benefit from the Loan.

NOW, THEREFORE, in consideration of the matters described in the foregoing Recitals, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby jointly and severally agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1 Guarantied Obligations. Guarantor hereby absolutely, irrevocably and unconditionally guaranties to Lender and its successors and assigns (i) the payment and performance in full of the Debt (as defined in the Note) upon (A) the occurrence of a Voluntary Act of Insolvency (hereinafter defined), (B) the occurrence of a Change of Control, unless Lender shall have theretofore consented thereto and (C) the violation of the special purpose covenants set forth in Section 4.07 of the Mortgage, if such violation results in the substantive consolidation of the assets of Borrower with the assets of any other Person and (ii) any loss or damage suffered by Lender (including, without limitation, reasonable attorneys’ fees) by reason of (A) fraud or material misrepresentation or physical waste of the Premises by Borrower, (B) the application of the proceeds of casualty insurance or any award made on account of any taking or condemnation in a manner which violates the terms of the terms of the Loan Documents, (C) Borrower’s collection of rents under leases for a period in excess of thirty (30) days, (D) the misapplication of tenant security deposits, (E) any breach of the provisions of the Environmental Indemnity or the provisions of the Mortgage relating to Hazardous Materials, (E) the failure to comply with the provisions of Section 3.01 of the Mortgage, (F) the failure to comply with the provisions of Section 2.04 of the Mortgage, (G) Borrower’s failure to apply all rents and other proceeds of the Premises to the Obligations in accordance with the terms of the Loan Documents or to the maintenance and repair of the Premises during the continuance of an Event of Default and (H) any bad faith attempt by Borrower or Guarantor or any of the principals or Affiliates thereof to impede, delay, interfere or otherwise frustrate Lender’s enforcement of its rights under the Loan Documents. For purposes of this Agreement, the term “Voluntary Act of Insolvency” shall mean, with respect to Borrower or either Guarantor, the commencement by such Person, as debtor, of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law or the commencement of an involuntary case or proceeding under any bankruptcy or analogous law, which case or proceeding was coordinated, facilitated or otherwise directed by Borrower, either Guarantor or any of their respective Affiliates. The obligations guarantied by this Section 1.1 are hereinafter referred to as the “Guarantied Obligations”.

1.2 Joint and Several. Each Person (as defined in the Mortgage) comprising Guarantor shall be jointly and severally liable on account of the Guarantied Obligations.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING

OR DISCHARGING GUARANTOR’S OBLIGATIONS

Guarantor hereby waives any and all defenses to the performance by Guarantor of the duties and obligations of Guarantor under this Guaranty. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

2.1 Failure to Disclose Information: Any failure of Lender to disclose to Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower or any Guarantor or any Related Party.

2.2 Failure to Enforce Guarantied Obligations. Lender’s failure, refusal or neglect in the enforcement or collection of the Guarantied Obligations against Borrower.

2.3 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Pledge Agreement, the other Loan Documents, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

2.4 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

2.5 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

2.6 Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Pledge Agreement or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Pledge Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.7 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other Persons will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other Persons to pay or perform the Guaranteed Obligations.

2.8 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.9 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

2.10 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.11 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

2.12 Merger. The reorganization, merger or consolidation of Borrower into or with any other Person.

2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

3.1 Benefit. Guarantor is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

3.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3 No Representation By Lender. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

3.4 Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

3.5 Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by Guarantor of this Guaranty.

3.6 Financial Statements. The financial statements of and other financial information related to Guarantor that were delivered to Lender, are true, correct and complete in all material respects. Such financial statements fairly present the financial position of Guarantor. No material adverse change has occurred with respect to Guarantor since the date of such financial statements.

3.7 Disclosure. None of Guarantor’s representations or warranties contained in this Guaranty or any other document, certificate or written statement furnished to Lender by or on behalf of Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Guaranty or in such other document, certificate or written statement not misleading. There is no fact known to Guarantor which could result in a material adverse change to Guarantor which has not been disclosed in writing to Lender by Guarantor.

3.8 Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not,

contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

3.9 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE IV

SUBORDINATION OF INDEBTEDNESS

4.1 Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations. All Guarantor Claims are and shall be subordinate to the Loan.

4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

4.3 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

4.4 Subordination. Guarantor agrees that any claims, liens, security interests, judgment liens, charges or other encumbrances against Borrower and/or Borrower’s assets with respect to the Guarantor Claims shall be and remain inferior and subordinate to any claims, liens, security interests, judgment liens, charges or other encumbrances of Lender against Borrower and/or Borrower’s assets of Lender, regardless of whether such claims and/or encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) make any demand for payment of, or take any action to accelerate, any obligation owed to Guarantor by Borrower, or seek to collect payment of any such obligation, (ii) exercise or enforce any creditor’s right it may have against Borrower, or (iii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any claims, liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances against Borrower or the assets of Borrower held by Guarantor.

ARTICLE V

MISCELLANEOUS

5.1 Remedies. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies under this Guaranty or otherwise. A waiver by Lender of any right or remedy under this Guaranty on any one occasion, shall not be construed as a ban or waiver of any such right or remedy which Lender would have had on any future occasion, nor shall Lender be liable for exercising or failing to exercise any such right or remedy.

The rights and remedies of Lender under this Guaranty are cumulative and, as such, are in addition to any other rights and remedies available to Lender under law or any other agreements.

If Lender is exercising any of its rights and remedies with respect to Borrower or any or all of the Property, to the extent permitted by law, Guarantor will not object to any action taken by Lender in enforcing such rights and remedies to the extent such action is permitted by law.

5.2 Reporting Requirements. Guarantor will provide immediate notice to Lender if (1) any representation and warranty included in this Guaranty would no longer be true if made on such date or (2) there is a material adverse change with respect to Guarantor. Guarantor will furnish to Lender from time to time such information regarding Guarantor as Lender may reasonably request.

5.3 Waiver of Suretyship Defenses. Guarantors hereby waive (i) notice of acceptance hereof, (ii) grace, demand, presentment or protest with respect to the Guarantied Obligations or any instrument, agreement or document evidencing the same, (iii) notice of grace, demand, presentment and protest, (iv) notice of non-performance or other defaults, (v) notice of the renewal, extension, amendment and/or modification of any of the terms and provisions of this Lease and (v) any other notice in respect of Guarantied Obligations.

5.4 Waiver of other Defenses. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

5.5 Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other addressee as either party shall in like manner designate in writing. The addresses of the parties hereto are as follows:

Guarantor:

Tony Thompson

c/o Thompson National Properties, LLC

1900 Main Street

Irvine, CA 92614

Attention: Christopher Lal, Esq., General Counsel

Facsimile: (949) 252-0212

and:

TNP Strategic Retail Trust Inc.

c/o Thompson National Properties, LLC

1900 Main Street

Irvine, CA 92614

Attention: Christopher Lal, Esq., General Counsel

Facsimile: (949) 252-0212

with a copy to:

Hirschler Fleischer

2100 East Cary Street

Richmond, VA 23223

Attn: Tom Voeckler, Esq.

Facsimile: (804) 644-0957

Lender:

TL DOFF III Holding Corporation

c/o Torchlight Investors

230 Park Avenue

New York, NY10169

Attention: Steve Schwartz

Facsimile: (212) 883-2955

With a copy to:

TL DOFF III Holding Corporation

c/o Torchlight Investors

230 Park Avenue

New York, NY10169

Attention: Abbey Kosakowski, Esq.

Facsimile: (212) 883-2888

And a copy to:

Herrick, Feinstein LLP

2 Park Avenue

New York, NY 10016

Attention: Dennis M. Sughrue, Esq.

Facsimile: (212) 545-3437

5.6 Governing Law. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Illinois and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Illinois without regard to principles of conflicts of laws.

5.7 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.8 Indemnity and Expenses. Guarantor hereby indemnifies Lender from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Guaranty, including enforcement of this Guaranty, except claims, losses, damages or liabilities resulting from Lender’s gross negligence and willful misconduct.

Guarantor will upon demand pay to Lender the amount of any and all expenses, including the fees and expenses of Lender’s counsel and of any experts and agents, which Lender incurs in connection with (i) any amendment to this Guaranty, (ii) the administration of this Guaranty, (iii) the exercise or enforcement of any of the rights of Lender under this Guaranty, or (iv) the failure by Guarantor to perform or observe any of the provisions of this Guaranty.

5.9 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

5.10 Parties Bound. This Guaranty will bind the estate of Guarantor as to Obligations created or incurred both before and after the death or incapacity of Guarantor, whether or not Lender receives notice of such death or incapacity. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder. Lender may assign or otherwise transfer all or a portion of its rights or obligations with respect to the obligations under the Loan Documents to any other Person, and such other Person shall then become vested with all the benefits in respect of such transferred obligations granted to Lender in this Guaranty or otherwise. Guarantor agrees that Lender can provide information regarding Guarantor to any prospective or actual successor, transferee or assign.

5.11 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

5.12 Counterparts. This Guaranty may be executed in counterparts.

5.13 Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Loan Agreement, unless such term is otherwise specifically defined herein.

5.14 Submission to Jurisdiction. For the purposes of any litigation relating to the Note, this Guaranty, Guarantor hereby irrevocably submits to the jurisdiction of any State or Federal courts of the State of Illinois and any State or Federal courts of the Southern District of New York of competent jurisdiction, and agrees with Lender that personal jurisdiction over Guarantor rests with such courts for purposes of any action on or related to this Guaranty. Guarantor hereby waives personal service by manual delivery and agrees that service of process may be made by prepaid certified mail directed to Guarantor at the address of Guarantor for notices under this Guaranty or at such other address as may be designated in writing by Guarantor to Lender, and that upon mailing of such process such service will be effective as if Guarantor was personally served. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Guarantor further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. Guarantor agrees that any action on or proceeding brought against Lender shall only be brought in such courts.

5.15 Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

5.16 Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE PLEDGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

5.17 Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

Guarantor hereby consents that, without the necessity of any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the obligations under the Loan Documents made by Lender may be rescinded by Lender and any of such obligations continued after such rescission.

(Signature page follows)

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date of this Guaranty first written above.

GUARANTORS:

/s/ Tony Thompson
TONY THOMPSON, individually

TNP STRATEGIC RETAIL TRUST INC., a Maryland corporation

By:	/s/ James Wolford
Name: James Wolford
Title: CFO

[Constitution Trail - Recourse Guaranty]